Exhibit 99.2

 THIRD QUARTER 2022 EARNINGS CALL  NOVEMBER 3, 2022

 Forward-looking statements  This presentation contains a number of forward-looking statements. Words, and variations of words, such as “will,” “may,” “expect,” “would,” “could,” “might,” “intend,” “plan,” “believe,” “estimate,” “anticipate,” “deliver,” “seek,” “aim,” “potential,” “target,” “outlook,” and similar expressions are intended to identify our forward-looking statements. Similarly, statements that describe our business strategy, outlook, objectives, plans, initiatives, intentions or goals also are forward looking statements. These forward-looking statements are not historical facts and are subject to a host of risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from those in the forward-looking statements.   Important factors that could cause actual results to differ materially from those described in our forward-looking statements include, but are not limited to, the following:  the impact of the COVID-19 pandemic on our financial condition, liquidity, and cash flow;  our ability to anticipate and adjust for the impact of the COVID-19 pandemic on our businesses;  general economic uncertainty in key global markets and a worsening of global economic conditions;  travel industry disruptions;  seasonality of our businesses;  unanticipated delays and cost overruns of our capital projects, and our ability to achieve established financial and strategic goals for such projects;  our exposure to labor shortages, turnover, and labor cost increases;  the importance of key members of our account teams to our business relationships;  the competitive nature of the industries in which we operate;  our dependence on large exhibition event clients;  adverse effects of show rotation on our periodic results and operating margins;  transportation disruptions and increases in transportation costs;  natural disasters, weather conditions, accidents, and other catastrophic events;  our exposure to labor cost increases and work stoppages related to unionized employees;  our multi-employer pension plan funding obligations;  our ability to successfully integrate and achieve established financial and strategic goals from acquisitions;  our exposure to cybersecurity attacks and threats;   our exposure to currency exchange rate fluctuations;  liabilities relating to prior and discontinued operations; and  compliance with laws governing the storage, collection, handling, and transfer of personal data and our exposure to legal claims and fines for data breaches or improper handling of such data.  For a more complete discussion of the risks and uncertainties that may affect our business or financial results, please see Item 1A, “Risk Factors,” of our most recent annual report on Form 10-K filed with the SEC. We disclaim and do not undertake any obligation to update or revise any forward-looking statement in this presentation except as required by applicable law or regulation.  2

 NON-GAAP FINANCIAL MEASURES  This document includes the presentation of “Adjusted EBITDA” and ”Income (Loss) Before Other Items”, which are supplemental to results presented under accounting principles generally accepted in the United States of America (“GAAP”) and may not be comparable to similarly titled measures presented by other companies.  These non-GAAP measures should be considered in addition to, but not as a substitute for, other similar measures reported in accordance with GAAP.    The use of these non-GAAP financial measures is limited, compared to the GAAP measure of net income attributable to Viad, because it does not consider a variety of items affecting Viad’s consolidated financial performance as explained below.  Because these non-GAAP measures do not consider all items affecting Viad’s consolidated financial performance, a user of Viad’s financial information should consider net income attributable to Viad as an important measure of financial performance because it provides a more complete measure of the Company’s performance.  Adjusted EBITDA is defined by management as net income attributable to Viad before income (loss) from discontinued operations, interest expense and interest income, income taxes, depreciation and amortization, acquisition-related costs, attraction start-up costs, restructuring charges, impairment charges, and the reduction/increase for income/loss attributable to non-redeemable and redeemable non-controlling interests.   Adjusted EBITDA is considered a useful operating metric, in addition to net income attributable to Viad, as potential variations arising from non-recurring integration costs, non-cash amortization and depreciation, and non-operational expenses/income are eliminated, thus resulting in an additional measure considered to be indicative of Viad’s consolidated and segment performance. Management believes that the presentation of Adjusted EBITDA provides useful information to investors regarding Viad’s results of operations for trending, analyzing and benchmarking the performance and value of Viad’s business.  Income (Loss) Before Other Items is defined by management as net income attributable to Viad before income (loss) from discontinued operations, acquisition-related costs, attraction start-up costs, restructuring charges, impairment charges, other non-recurring expenses, and tax matters.   Income (Loss) Before Other Items is considered a useful operating metric, in addition to net income attributable to Viad, as potential variations arising from non-operational expenses/income are eliminated, thus resulting in an additional measure considered to be indicative of Viad’s performance.   3  Forward-Looking Non-GAAP Measures  The company has not quantitatively reconciled its guidance for adjusted EBITDA to its respective most comparable GAAP measure because certain reconciling items that impact this metric including, provision for income taxes, interest expense, restructuring or impairment charges, acquisition-related costs, and attraction start-up costs have not occurred, are out of the company’s control, or cannot be reasonably predicted. Accordingly, reconciliations to the nearest GAAP financial measure are not available without unreasonable effort. Please note that the unavailable reconciling items could significantly impact the company’s results as reported under GAAP.

 Q3’22 HIGHLIGHTS  4

 FINANCIAL PERFORMANCE

 6  strong Q3’22 RESULTS IN LINE WITH GUIDANCE  6  Revenue grew 64% or $149 million driven by 39% growth at Pursuit and 89% growth at GES  Net income attributable to Viad nearly tripled as our actions to scale Pursuit, transform GES Exhibitions’ cost structure, and strengthen Spiro’s capabilities accelerated our growth  Consolidated Adjusted EBITDA of $82 million surpassed the level achieved in Q3’19  GES Adjusted EBITDA was near the high-end of guidance range on continued strengthening of live event activity and great execution  Pursuit Adjusted EBITDA was near the low-end of guidance range primarily due to fire and supply chain disruptions  * Refer to Appendix for a discussion and reconciliation of this non-GAAP financial measure to its most directly comparable GAAP financial measure.  (in millions)  Q3’22  Q3’21  $ Change            Revenue  $  382.7  $  233.6    $  149.1     Pursuit Revenue       163.8   117.6  46.2     GES Revenue      218.9   116.0  102.9             Net income attributable to Viad  $    40.1  $  15.1  $  25.1                Consolidated Adjusted EBITDA*  $    82.0  $  52.3  $  29.7     Pursuit Adjusted EBITDA*       75.1  59.6  15.5     GES Adjusted EBITDA*          10.7  (4.2)  14.9     Corporate Adjusted EBITDA*         (3.8)  (3.1)  (0.7)

 7  Pursuit Q3’22 RESULTS Year-over-year  7  New Experiences include:  Forest Park Hotel (opened August 2022)  Glacier Raft Co (acquired April 2022)  FlyOver Las Vegas (opened September 2021)  Golden Skybridge (acquired March 2021 and opened June 2021)   Sky Lagoon (opened May 2021)  (in millions)  Q3’22     Q3’21     $ Change                                Revenue:                             Same Store  $   145.1     $   110.2      $   34.9      New Experiences      18.7         7.4          11.4     Total Pursuit  $   163.8      $   117.6     $   46.2                                 Adjusted EBITDA*:                             Same Store  $   68.8     $   56.5     $   12.3     New Experiences      6.3         3.1          3.2     Total Pursuit  $   75.1     $   59.6     $   15.5  Record Q3 revenue was driven by:  Strong guest demand and reduced COVID restrictions  Pricing power for iconic experiences  Growth from new experiences  Adjusted EBITDA growth reflects:  Higher revenue  Q3’21 benefit of $4.3 million in wage subsidies from the Canadian government  * Refer to Appendix for a discussion and reconciliation of this non-GAAP financial measure to its most directly comparable GAAP financial measure.

 8  GES Q3’22 RESULTS Year-over-year  8  (in millions)  Q3’22     Q3’21     $ Change                                Revenue:                             Spiro  $   73.3      $   37.9      $   35.4      GES Exhibitions      147.9          81.1          66.7     Inter-segment Elims      (2.2)         (3.0)         0.7     Total GES  $   218.9      $   116.0     $   102.9   Adjusted EBITDA*:                             Spiro  $   4.7      $   0.9     $   3.8      GES Exhibitions      6.0          (5.1)         11.1      Total GES  $   10.7      $   (4.2)     $   14.9   Revenue grew 88.7% year over year reflecting:  Continued improvement in live event activity  Favorable show rotation from large non-annual events  Spiro revenue grew 93.5%  Exhibitions revenue grew 82.2%  Adjusted EBITDA growth reflects higher revenue and staffing levels to support increased business activity  * Refer to Appendix for a discussion and reconciliation of this non-GAAP financial measure to its most directly comparable GAAP financial measure.

 10  Pursuit delivered record q3 revenue  Q3’22 revenue of $163.8 million increased 39% year over year and 21% from Q3’19  $38.5 million was generated by new experiences acquired/opened from 2019 to present  As compared to Q3’19, we drove revenue growth of 3% from experiences owned/open prior to 2019  Pursuit Revenue  (in millions)  Acquired/opened after 2020  Acquired/opened in 2019-2020  Owned/opened prior to 2019  New Experiences Acquired/Opened After 2020:  Forest Park Hotel (opened August 2022)  Glacier Raft Co (acquired April 2022)  FlyOver Las Vegas (opened September 2021)  Sky Lagoon (opened May 2021)  Golden Skybridge (acquired March 2021 / opened June 2021)  New Experiences Acquired/Open in 2019-2020:  Glacier Basecamp Lodge (acquired January 2020)  Open Top Touring (opened September 2020)  FlyOver Iceland (opened August 2019)  West Glacier RV Park (opened July 2019)  Mountain Park Lodges (acquired June 2019)  Belton Chalet (acquired May 2019)

PURSUIT ATTRACTION PERFORMANCE – Q3



Ticket Revenue ($ Millions)
+25%
$48.7
$39.5
$60.8
2019
2021
2022

	Q3'19	Q3'21	Q3'22	Y/Y	vs. '19
Visitors - Same-Store	1,274,808	728,171	1,083,250	49%	-15%
Visitors - New	10,525	207,445	367,309		
Visitors - Total	1,285,333	935,616	1,450,559	55%	13%
ETP	$ 37.88	$ 42.20	$ 41.93	-1%	11%
Ticket Revenue (millions)	**$ 48.7**	**$ 39.5**	**$ 60.8**	**54%**	**25%**
Same-Store ETP	*$ 38.45*	*$ 41.70*	*$ 42.57*	*2%*	*11%*

Note: New attractions include Glacier Raft Co (acquired April 2022), FlyOver Las Vegas (opened September 2021), Sky Lagoon (opened May 2021), Golden Skybridge (acquired March 2021 / opened June 2021), Open Top Touring (opened September 2020), and FlyOver Iceland (opened August 2019). Same-store ETP is presented on a constant currency basis and excludes new attractions.

- Refresh Build Buy strategy has enabled us to grow attractions visitors and ticket revenue vs. 2019 through expanded portfolio of attractions
- Same-store visitor counts are behind 2019 as visitation (especially group) from certain long haul destination markets has yet to recover
- Attraction margins are strong but below 2019 due to:
  - Lower same-store visitation
  - Newer attractions that have yet to fully ramp

11 VIAD

PURSUIT LODGING PERFORMANCE – Q3

Rooms Revenue ($ Millions)



+11%
$38.4
$35.4
$42.5
2019
2021
2022

	Q3'19	Q3'21	Q3'22	Y/Y	vs. '19
Rooms Available	195,715	195,903	197,065	1%	1%
Occupancy %	90%	75%	85%	10%	-5%
Rooms Sold	176,898	146,773	168,024	14%	-5%
ADR	$ 216.92	$ 241.27	$ 252.66	5%	16%
Rooms Revenue (millions)	**$ 38.4**	**$ 35.4**	**$ 42.5**	**20%**	**11%**
RevPAR	$ 196.06	$ 180.77	$ 215.43	19%	10%
Same-Store RevPAR	*$ 214.91*	*$ 186.44*	*$ 237.07*	*27%*	*10%*

- ADR and RevPAR up meaningfully Y/Y and vs. 2019 from ongoing revenue management focus
- Q3'22 occupancy approached 2019 levels, despite two weeks of forest fire and power outage impacts in Jasper

Note: Same-store RevPAR is presented on a constant currency basis and excludes: Forest Park Hotel (opened August 2022), Glacier Raft Co (acquired April 2022), Glacier Basecamp Lodge (acquired January 2020), West Glacier RV Park (opened July 2019), Mountain Park Lodges (acquired June 2019), and Belton Chalet (acquired May 2019).

12 VIAD

GES REVENUE REFLECTS CONTINUED RECOVERY AND FAVORABLE SHOW ROTATION



GES Revenue
(in millions)
$217
$116
$219
70
147
38
81
73
148
Spiro
GES Exhibitions
Q3'19
Q3'21
Q3'22

Note: Total GES revenue is net of inter-segment eliminations

- Q3'22 revenue of $219 million increased 88.7% year-over-year and was in line with Q3'19
  - Same-show revenue improved significantly from 2021 but remained below 2019
  - Large non-annual events* added ~$30 million in revenue vs. Q3'21 and ~$55 million vs. Q3'19
- EBITDA increased $13.5 million vs. Q3'19 reflecting improved cost structure

* Q3'22 included: IMTS; Farnborough Airshow; International Woodworking Fair. Q3'21 included: MINExpo.

14
VIAD

15  SHOW SIZES continued to Improve in Q3  15  Same-show revenue for GES US Exhibitions was ~91% of 2019 pre-pandemic levels on average  Still seeing wide variation in event performance with some at or above and some well-below pre-pandemic level  Expect show sizes to remain around 90% during Q4  GES US EXHIBITIONS SAME-SHOW REVENUE*   VS. 2019 PRE-PANDEMIC OCCURRENCE  * The US same show metric compares tradeshows that occurred in the same city for both occurrences and represented between 30% and 50% of the total exhibition revenue during each of the last five quarters

 16  Ges exhibitions IMPROVED COST STRUCTURE  16  GES Exhibitions YTD Revenue Flow-Through  Transformation of GES’ cost structure during pandemic continues to yield results  YTD flow-through of incremental GES Exhibitions revenue to Adjusted EBITDA met our target of >20%

 17  FINANCIAL OUTLOOK

 18  FINANCIAL OUTLOOK - pursuit  18  KEY ASSUMPTIONS FOR Q4  Canada Q4 same store revenue improves year-over-year during this seasonally slow quarter   New year-round experiences continue to ramp up as guest awareness builds  Revenue management efforts and pricing power help offset wage rate and other inflationary pressures  Adjusted EBITDA Guidance ($millions)  Q4’22  FY’22  ($9) to ($5)  vs. ($9.9) in Q4’21 and ($2.5) in Q4’19   $70 to $74  vs. $42.7 in FY’21 and $81.2 in FY’19   FY guidance range tightened (was $70 to $80); lower mid-point due to Q3 results coming in near low end of guidance

 19  FINANCIAL OUTLOOK - ges  19  KEY ASSUMPTIONS FOR Q4  Exhibitions same-show revenue will generally remain at or better than 90% of pre-pandemic levels in Q4  Experiential marketing budgets of major Spiro clients will remain at 80%+ of pre-pandemic levels  SG&A higher year-over-year to support increased business activity and future revenue growth  Adjusted EBITDA Guidance ($millions)  Q4’22  FY’22  $6 to $11  vs. $9.6 in Q4’21 and $19.1 in Q4’19   $54 to $60  vs. ($30.4) in FY’21 and $71.5 in FY’19   FY guidance range tightened (was $50 to $60); higher mid-point due to Q3 results coming in near high-end of guidance

 APPENDIX

 21  Q3 REVENUE AND ADJUSTED EBITDA

 FORWARD-LOOKING NON-GAAP FINANCIAL MEASURES  We have also provided the following forward−looking non−GAAP financial measure: Adjusted EBITDA. We do not provide a reconciliation of this forward−looking non−GAAP financial measure to the most directly comparable GAAP financial measure because, due to variability and difficulty in making accurate forecasts and projections and/or certain information not being ascertainable or accessible, not all of the information necessary for quantitative reconciliations is available to us without unreasonable efforts. Consequently, any attempt to disclose such reconciliations would imply a degree of precision that could be confusing or misleading to investors. It is possible that the forward−looking non−GAAP financial measure may be materially different from the corresponding forward-looking non−GAAP financial measure.  NON-GAAP FINANCIAL RECONCILIATION  22  Revenue has been adjusted in 2019 for immaterial errors related to the revenue recognition of GES’ Corporate Accounts’ third-party services, which are now reported on a net basis to reflect only the fees received for arranging these services.  Includes costs related to the development of Pursuit's new FlyOver attractions in Las Vegas, Chicago, and Toronto, the Sky Lagoon in Iceland, and the Golden Skybridge and Forest Park Hotel in Canada.  Includes non-capitalizable fees and expenses related to Viad’s credit facility refinancing efforts.  Corporate Adjusted EBITDA is calculated as Corporate activities expense before depreciation, acquisition-transaction-related costs and other non-recurring costs included within Corporate activities expense.  Includes inventory write-offs at GES in connection with transitioning to an outsourced model for trade show aisle carpet.

 23  NON-GAAP FINANCIAL RECONCILIATION

 24  Pursuit key performance metrics  24

 25  Liquidity & Cash Flow Summary  25  Our liquidity position at September 30, 2022 was $166 million  Pursuit capital expenditures included growth capital for the Forest Park Hotel (opened August 2022), FlyOver Chicago, and a new mountain coaster experience at the Golden Skybridge  * Capacity available is equal to $100 million total facility size less outstanding balance and letters of credit.

 26  BALANCE SHEET highlights  26  Term Loan B, which matures in 2028, has no financial covenants  The financial covenants related to our revolving credit facility provide flexibility through Q1’23  Max leverage ratio of 5.25x for 9/30/22 TTM, declining to 4.75x at 12/31/22, 4.5x at 3/31/23, and 4.0x thereafter  Convertible preferred stock has a conversion price of $21.25 per common share  * Capacity available is equal to $100 million total facility size less outstanding balance and letters of credit.